UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2021

DIME COMMUNITY BANCSHARES, INC.

(Exact name of the registrant as specified in its charter)

New York	001-34096	11-2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

898 Veterans Memorial Highway, Suite 560
Hauppauge, New York	11788
(Address of principal executive offices)	(Zip Code)

(631) 537-1000

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DCOM	The Nasdaq Stock Market, LLC
Preferred Stock, Series A, $0.01 Par Value	DCOMP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 1, 2021, Dime Community Bancshares, Inc., a New York corporation previously known as “Bridge Bancorp, Inc.” (the “Company”), completed its merger-of-equals transaction (the “Merger”) with Dime Community Bancshares, Inc., a Delaware corporation (“Legacy Dime”), pursuant to the Agreement and Plan of Merger, dated as of July 1, 2020, by and between the Company and Legacy Dime. At the February 1, 2021 effective time of the Merger (the “Effective Time”), Legacy Dime merged with and into the Company, with the Company as the resulting corporation. At the Effective Time, the Company changed its name from “Bridge Bancorp, Inc.” to “Dime Community Bancshares, Inc.” Immediately following the Merger, Dime Community Bank, a New York-chartered commercial bank and wholly-owned subsidiary of Legacy Dime, merged with and into BNB Bank, a New York-chartered commercial bank and wholly-owned subsidiary of the Company, with BNB Bank as the surviving bank, under the name “Dime Community Bank.”

On February 1, 2021, the Company filed a Current Report on Form 8-K reporting the completion of the Merger (the “Original Report”). This Amendment No. 1 to the Original Report is being filed with the Securities and Exchange Commission (the “Commission”) solely to amend and supplement Item 9.01 of the Original Report, as described in Item 9.01 below. This Amendment No. 1 makes no other amendments to the Original Report.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Pursuant to General Instruction B.3 of Form 8-K, the audited consolidated financial statements of Legacy Dime as of and for the years ended December 31, 2019 and 2018, including the independent auditor’s report, are not required to be filed by Current Report on Form 8-K, because substantially the same information was previously filed in the Company’s Registration Statement on Form S-4, as originally filed with the Commission on September 14, 2020 (File No. 333-248787) and as thereafter amended (the “Registration Statement”).

The unaudited consolidated balance sheet of Legacy Dime as of September 30, 2020 and the unaudited consolidated statements of income and cash flows for the nine months ended September 30, 2020 and 2019 are filed herewith as Exhibit 99.1 and are incorporated by reference into this Item 9.01(a).

(b)	Pro forma financial information.

Pursuant to General Instruction B.3 of Form 8-K, unaudited pro forma combined condensed financial information for the year ended December 31, 2019 is not required to be filed by Current Report on Form 8-K, because substantially the same information was previously filed in the Registration Statement.

The unaudited pro forma combined condensed financial information as of and for the nine months ended September 30, 2020 is filed herewith as Exhibit 99.2 and is incorporated by reference into this Item 9.01(b).

(c)	Shell company transactions. None.

(d)	Exhibits.

	99.1	Dime Community Bancshares, Inc. Unaudited Consolidated Balance Sheet as of September 30, 2020 and Unaudited Consolidated Statements of Income and Cash Flows for the Nine Months Ended September 30, 2020 and 2019 (incorporated by reference to Item 1 of Dime Community Bancshares, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, as filed with the Commission on November 6, 2020 (File No. 001-39211))

	99.2	Unaudited Pro Forma Combined Condensed Financial Information as of and for the Nine Months Ended September 30, 2020

	104.1	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

DATE: March 8, 2021	By:	/s/ Kevin M. O'Connor
Kevin M. O'Connor
Chief Executive Officer